SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                                August 24, 2007

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                               Date of Report

                     (Date of earliest event reported)

                          LKA INTERNATIONAL, INC.

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            (Exact Name of Registrant as Specified in its Charter)

         Delaware                000-17106                 91-1428250

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     (State or other       (Commission File No.)     (IRS Employer I.D. No.)

      Jurisdiction)

                            3724 47th Street Ct. N.W.

                         Gig Harbor, Washington  98335

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                   (Address of Principal Executive Offices)

                                (253) 851-7486

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                         Registrant's Telephone Number

                                       N/A

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        (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement.

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     On August 24, 2007, LKA International, Inc., a Delaware corporation (the “Company”), entered into a Settlement Agreement and Release with Au Mining, Inc., a Colorado corporation (the “Agreement”).  Under the terms of the Agreement, Au Mining agreed to release all rights to the Golden Wonder Mine and the Ute Ule Mine, including all mining rights thereto, that it had under the 2003 Lease Agreement between the parties and/or Au Mining’s option exercise under the parties’ 1997 Lease Agreement.  The Company agreed to pay to Au Mining the sum of $280,000 within 60 days of the date of the Agreement, with the payment of an additional $250,000 payable 12 months from the date of the Agreement.  On August 24, 2007, the Company executed a promissory note evidencing the obligation to make the $250,000 payment, which note bears interest at the rate of eight percent, with a late fee of five percent of the balance due, and no prepayment penalty.  This obligation is secured by a deed of trust on the Golden Wonder Mine property.

     Within 48 hours of its receipt of the Company’s initial payment, Au Mining has agreed to pay to Hinsdale County, Colorado: (i) the sum of $97,733.51 as Au Mining’s share of the 2005 production taxes that were assessed in 2006; and (ii) the sum of $340.80 for 2006 property taxes on the Company’s patented mining claims.  In addition, within 48 hours of its receipt of the second payment from the Company, Au Mining is to pay to Hinsdale County its share of the 2006 production taxes that are assessed in 2007.

     In connection with the Agreement, the Company has executed a Royalty Agreement under which it is to pay to Au a net smelter royalty of six percent on all future proceeds received from materials produced from the Golden Wonder Mine, with all royalty payments to cease once Au Mining has received total royalty payments of $12,647,505.  The parties have further agreed to dismiss with prejudice all claims and counterclaims made in Case No. 2006 CV 05, filed in the District Court of Colorado, Hinsdale County.  In addition, Au Mining has agreed to grant the Company subterranean access to the Golden Wonder Mine through its Red Cloud patented mining claim for an annual fee of $1,000 during the years that such easement is used.  The parties have also agreed that Au Mining shall retain possession of all ore that it has mined from the Golden Wonder Mine and that is located on the property of Kenneth Orvis, Lance Barker or at the Jetaway Storage Facility in Montrose, Colorado.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

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     See Item 1.01 of this Current Report.

Item 9.01  Financial Statements and Exhibits.

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         (a) Financial statements of businesses acquired.

             None.

         (b) Pro forma financial information.

             None.

         (c) Exhibits.

Description of Exhibit                       Exhibit Number

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Settlement Agreement and Release                   10.1

Royalty Agreement                                  10.2

Press Release                                      99

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of

1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LKA INTERNATIONAL, INC.

Date:  8-28-07                           /s/ Kye A. Abraham

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                                        Kye A. Abraham, President